________________________________________________________________________________
                                                                               1



DEAR SHAREHOLDERS:

We are pleased to provide this report for CIGNA High Income Shares (the "Fund"), covering the year ended December 31, 1999.

THE MARKET ENVIRONMENT

U.S. economic growth during 1999 registered an unprecedented fourth consecutive year of approximately 4% real GDP (gross domestic product) growth. The current economic expansion, which is entering its ninth year, is the longest business cycle expansion in American history. The 1990s will be remembered as a period of healthy economic growth, low inflation, rising corporate profitability, strong job creation, and increasing productivity.

High yield bond market returns, as measured by the Lehman Brothers High Yield Index, were 1.63% for the fourth quarter and 2.39% for the year. These returns compare favorably to the Lehman Brothers Aggregate Bond Index returns of -0.12% for the fourth quarter and -0.82% for 1999. The attractive absolute and relative returns were the result of a decrease in the credit risk premium for high yield bonds (from a spread of 565 basis points over Treasuries to 458 basis points) as the market further recovered from its overreaction to the global financial crisis of 1998. A strong U.S. economy, low inflation and buoyant stock market conditions positively impacted the market as well. Although high yield bond yields rose during the year from 10.30% to 11.02%, the yield spread narrowed by 107 basis points as 10-year Treasury yields increased from 4.65% to 6.44% by year-end.

High yield bond defaults rose during the year to a 5.5% annual rate, the highest level in several years, as 86 domestic issuers defaulted in 1999, representing $22.1 billion in par amount, compared to 46 issuers and $7.9 billion in 1998. The high level of defaults was not necessarily industry sector specific, but rather a direct result of the record amount of new issuance in recent years (1996-1999). New issue underwritings totaled about $100 billion in 1999, about two-thirds the pace of 1998. Telecommunication and media issues continued to dominate the new issue calendar, as they have in recent years, accounting for 45% of the total volume. Funds flows into high yield mutual funds were also lower, $5.1 billion for 1999 compared to $19.7 billion for 1998, which contributed to the spotty demand conditions evident for most of the year.

Continued inflationary concerns in the fourth quarter resulted in the Federal Reserve (the "Fed") raising rates in November. The increase by the Fed on November 16 marked the third tightening move for 1999, which completely reversed the 75 basis point easing from the 1998 market crisis.

Fund activity and results are examined in Management's Discussion and Analysis (page 3).

The Fund remains broadly diversified and was invested in the issues of 110 companies at year-end. The top three industry categories as a percentage of net assets were: telecommunications (20.2%), entertainment (12.6%), and containers and paper (11.7%).

The Fund's average maturity was kept at about 7.4 years and the average quality was maintained at Single-B. The Fund's leverage during 1999 remained below 33% of assets and was 25% at year-end.

OUTLOOK

The U.S. economy shows virtually no signs of slowdown, with the possible exception of housing, despite the steep rise in interest rates and the increasing monetary restraint by the Fed. For full-year 2000, we expect GDP growth to slow only modestly from the nearly 4% growth achieved in 1999 and the 4% average annual growth of the 1996-99 period. It is our view that interest rates have not risen to levels sufficient to choke off the strong momentum in domestic demand from households and businesses. Our basic conclusion

________________________________________________________________________________
                                                                               2


is that a variety of existing powerful economic forces will continue to overwhelm the restraining effects of the current level of interest rates until they rise to higher levels and remain at those levels for an extended period. Within the household sector, these forces include a strong labor market, continued ample availability of consumer credit, and the powerful influence of the "wealth effect", resulting from large equity market gains.

Similarly, within the business sector, it is our view that the current level of interest rates is not sufficient to obstruct the current strong momentum in capital and inventory investment and the production of goods for export. Capital expenditures should continue to benefit from the boom in technology and, in general, the high rates of return on new investment relative to the cost of capital. In addition, basic manufacturing will also benefit from inventory rebuilding and a recovery in demand for U.S. exports, as a result of the recovery in global economies.

Longer-term economic prospects appear favorable as a result of the revolution in computer and telecommunications technology and continued sound monetary and fiscal policies. However, on a short-term basis, financial markets face a major business cycle-related challenge. An overheating of the domestic economy, combined with rapid economic recovery overseas, will result in continued credit restraint by the Fed and tighter liquidity and monetary conditions on a global basis. At greatest risk within global financial markets are those sectors of previous speculative excess, namely large capitalization U.S. equities and, in particular, the high technology and internet sectors of the equity market.

As we note in Management's Discussion and Analysis (page 3), our outlook for the high yield bond market is one of cautious optimism.

Sincerely,


/s/ Richard H. Forde

Richard H. Forde
CHAIRMAN OF THE BOARD AND PRESIDENT
CIGNA HIGH INCOME SHARES

________________________________________________________________________________
CIGNA HIGH INCOME SHARES MANAGEMENT'S DISCUSSION AND ANALYSIS (Unaudited)      3



The high yield bond market began the year by outperforming the rest of the fixed income markets in the first quarter of 1999. The Lehman Brothers High Yield Index (the "High Yield Index") returned 1.85% compared to a -0.50% return for the Lehman Brothers Aggregate Bond Index (the "Aggregate Index"). The strong relative performance of high yield was due, in part, to a continuing rebound from the depressed levels caused by the previous summer's international financial crisis. Seasonally high cash inflows, a less than expected supply of new issues and a favorable economic environment all contributed to the market's positive result.

Portfolio activity during the first quarter of 1999 focused on improving the Fund's performance and liquidity by increasing holdings in large capitalization, higher quality credits. Several small size issues were sold to reduce the number of less liquid holdings. We increased the number of double-B holdings and decreased the number of triple-C and non-rated issues. We maintained our over-weighting in the single-B quality sector to take advantage of attractive valuations. We also kept our holdings of emerging market corporate issues intact as that sector continued to recover. Finally, we consolidated our holdings in telecommunications and reduced the Fund's investments in commodity producers due to poor fundamentals in most of those industry sectors.

Based on net asset value, the Fund returned 1.94% for the first quarter, exceeding the High Yield Index return of 1.85% by 9 basis points. Returns based on the market value of the Fund's shares traded on the New York Stock Exchange were 4.68% for the first quarter. The Fund's performance for the first quarter benefited from a strong price recovery in its emerging market corporate positions as the outlook for international markets improved. The Fund's weighting of 10.5% in emerging markets versus no High Yield Index weighting clearly added to the favorable result. Also, the Fund's large exposure to single-B's (75% versus 52% High Yield Index weight) also contributed, as single-B returns exceeded those of double-B's.

During the second quarter, high yield bonds again outperformed most other fixed income markets. For the second quarter, the High Yield Index returned 0.34% compared to -0.88% for the Aggregate Index. New issuances increased sharply ($34 billion in the second quarter versus $28 billion in the first quarter) while mutual fund inflows dropped dramatically ($200 million in the second quarter versus $3.4 billion in the first quarter).

Portfolio activity in the second quarter centered on enhancing the Fund's liquidity by increasing holdings in sizeable issues of large capitalization companies and reducing exposure to small, less liquid credits. We added selectively to our foreign corporate bond holdings to increase the Fund's participation in the ongoing recovery in emerging markets. Finally, we maintained the overweighting in single-B and lower quality credits, as that sector showed good relative performance in the first half.

Based on its net asset value, the Fund returned 2.37% in the second quarter, exceeding the 0.34% return of the High Yield Index. The Fund's share price returned 2.89%. The Fund's performance continued to benefit from the ongoing price recovery in emerging market debt, driven by the improving international outlook. The Fund's overweighting in single-B and lower rated issues also helped performance, as those sectors exceeded the returns in the higher quality sectors. Finally, the Fund's large weighting in the gaming, basic industries and technology sectors also contributed to the positive results.

In the third quarter, high yield bonds lagged the performance of other sectors of the fixed income markets. Investor concerns over possible business disruptions from the Y2K bug, increasing default rates of high yield issuers, and the weak technical position of the market (heavy new issue supply and net redemptions from high yield mutual

________________________________________________________________________________
CIGNA HIGH INCOME SHARES MANAGEMENT'S DISCUSSION AND ANALYSIS (Unaudited)      4
(continued)


funds) all contributed to the sector's underperformance.

Portfolio strategy during the third quarter was focused on the theme of upgrading the quality of the portfolio through purchases of sizeable issues of large capitalization companies. Strategic reviews of the gaming and forest products sectors were conducted which resulted in a consolidation of our holdings. Selected holdings of small size issues, low coupon issues and lower yielding issues were eliminated in order to enhance the total return potential of the Fund. Finally, the emphasis on single-B quality issues was maintained by purchasing several bonds.

Based on its underlying net asset value, the Fund returned -2.58% for the third quarter, which trailed the High Yield Index return of -1.42%. The Fund's stock price returned -5.66 for the third quarter. Disappointing results were experienced in the Fund's textile company investments and some of its triple-C rated holdings where companies reported below expected earnings.

High yield bonds outperformed other sectors of the domestic fixed income markets in the fourth quarter and for all of 1999. The single-B quality sector (middle tier credits) performed the best in 1999 (2.74% return) compared to returns of 1.87% for double-Bs (upper tier credits) and 1.61% for triple-Cs (lower tier credits). Deferred pay (zero coupon) issues outperformed cash pay issues (3.49% return vs. 1.08%) as the spread between the two narrowed by 140 basis points. The best performing industry sectors during the year were: the basic industries, (forest products, metals/mining and energy), driven by the recovery in foreign economies and higher commodity prices; and the wireless telecommunications and cable sectors which benefited from strong top line growth and consolidation activities. The worst performing sectors were: healthcare, due to bankruptcy filings by some major long-term care providers; textiles/apparel, weakened by cheap imports and a cyclical downturn; and supermarkets and theater chains.

In the fourth quarter, we pursued the same portfolio strategy utilized throughout the year, namely, upgrading the overall quality and liquidity of the portfolio through purchases of issuers which possess: big market capitalizations, have large size issues outstanding, and have a significant presence in their respective markets. Additions to the portfolio in the fourth quarter occurred in the telecommunications, office services, gaming and lodging, aerospace and chemical industry sectors. We took advantage of the strong rally in emerging market corporate bonds by reducing some of our positions. Also, we did some year-end house cleaning by selling issues trading at distressed levels where the recovery potential was limited. We continued our overweighting of the communications, entertainment and gaming sectors and underweighted the energy, healthcare, textiles and cable TV sectors. We also kept the overweighting in middle-tier credits (single-Bs) at about 71% of the portfolio versus a 55% weighting for the market.

CIGNA High Income Shares had a positive year in which it outperformed its benchmark. Based on net asset value, CIGNA High Income Shares investment returns were 4.01% for the fourth quarter and 5.78% for the year. This result beat the High Yield Bond Index which returned 1.63% for the fourth quarter and 2.39% for the full year. However, returns based on the market value of the Fund's shares traded on the New York Stock Exchange were very disappointing at -17.52% and -16.18%, respectively, for the fourth quarter and year.

The Fund's performance in the fourth quarter was favorably impacted by its holdings in the telecom sector, the gaming industry, forest products and the technology sectors. The Fund's overweighting in middle-tier credits (single-Bs), the strong rally in emerging market corporate bonds and strategy

________________________________________________________________________________
CIGNA HIGH INCOME SHARES MANAGEMENT'S DISCUSSION AND ANALYSIS (Unaudited)      5
(Continued)


of focusing on substantial size issues of large capitalization companies also contributed to the above average results.

Our outlook for high yield in 2000 is one of cautious optimism. We expect the macro environment to be one of strong economic conditions both in the U.S. and overseas, low inflation, rising interest rates and volatile stock market conditions. High yield market conditions will continue to be challenging. Factors that adversely affected market liquidity in 1999 - mutual fund redemptions, high default rates, higher interest rates and a large volume of new issues - are expected to be present again to varying degrees. All things considered, the high yield market appears to us to be fairly valued at the moment, suggesting 2000 will most likely be a year of average returns.


                 [THE FOLLOWING APPEARS AS A BAR CHART GRAPHIC]


            GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT (UNAUDITED)
                               1/1/90 - 12/31/99


|------------------------------------------------------|
|              AVERAGE ANNUAL RETURN                   |
|                                                      |
|                   1 Year  3 Year   5 Year   10 Year  |
|Market Value      -16.18%  -3.29%    6.37%    9.70%   |
|Net Asset Value     5.78%   4.83%   10.57%   11.90%   |
|------------------------------------------------------|



             HIS         LEHMAN HY
             INVESTMENT  INVESTMENT

Dec-89        $10,000    $10,000
Dec-90        $ 6,194    $ 9,141
Dec-91        $13,089    $13,363
Dec-92        $16,277    $15,468
Dec-93        $19,603    $18,115
Dec-94        $18,535    $17,740
Dec-95        $23,399    $21,369
Dec-96        $27,904    $23,538
Dec-97        $31,155    $26,831
Dec-98        $30,112    $27,332
Dec-99        $25,238    $27,686


HIS = CIGNA High Income Shares - Total return based on market value of common shares
LEHMAN HY = Lehman Brothers High Yield Index

CIGNA High Income Shares (the "Fund") performance figures are historical and reflect reinvestment of all dividends and capital gains distributions and changes in the market value of its stock, or as shown separately in the box, changes in its underlying net asset value. The Fund is a closed-end management investment company which trades over the New York Stock Exchange under the ticker symbol "HIS." Fund performance does not reflect exchange commissions payable upon the purchase or sale of the Fund's stock. The Fund's investment return and principal value will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost. Past performance cannot guarantee comparable future results. The Fund's return has been compared with the total return performance of Lehman Brothers High Yield Index. This index is a group of unmanaged securities widely regarded by investors to be representative of the high-yield bond market in general. An investment cannot be made in the index. Index results do not reflect brokerage charges or other investment expenses.

________________________________________________________________________________
CIGNA HIGH INCOME SHARES INVESTMENTS IN SECURITIES December 31, 1999           6

                                                            MARKET
                                         PRINCIPAL          VALUE
                                           (000)            (000)
-------------------------------------------------------------------
BONDS AND NOTES - 130.6%
AEROSPACE AND DEFENSE - 2.7%
BE Aerospace, Inc., 9.875%, 2006            $ 4,000        $ 3,840
Hexcel Corp., 9.75%, 2009                     5,050          4,292
                                                      -------------
                                                             8,132
                                                      -------------

AUTO AND TRUCK - 1.8%
Collins & Aikman Products Co.,
    11.5%, 2006                               5,500          5,431
                                                      -------------

BROADCASTING AND MEDIA - 5.7%
American Lawyer Media, Inc.,
    9.75%, 2007                               4,500          4,365
Echostar DBS Corp., 9.375%, 2009              3,000          3,007
Innova S DE R.L., 12.875%, 2007               8,000          7,120
Lodgenet Entertainment Corp.,
    10.25%, 2006                              3,000          3,022
                                                      -------------
                                                            17,514
                                                      -------------

CABLE TV - 1.9% Multicanal, S.A.,
    10.5%, 2007                               4,000          3,440
    13.125%, 2009 Series E                    2,450          2,389
                                                      -------------
                                                             5,829
                                                      -------------

CHEMICALS - 2.9%
Brunner Mond Group PLC,
    11%, 2008                                 3,000          1,440
Georgia Gulf Corp., 10.375%, 2007
    (144A security acquired November
    1999 for $1,574,750)**                    1,550          1,620
Great Lakes Carbon Corp.,
    10.25%, 2008                              1,665          1,582
Huntsman ICI Chemicals, Inc.,
    10.125%, 2009 (144A security
    acquired June 1999 for
    $4,006,250)**                             4,000          4,100
                                                      -------------
                                                             8,742
                                                      -------------



                                                         MARKET
                                         PRINCIPAL       VALUE
                                           (000)         (000)
-------------------------------------------------------------------
CONSUMER PRODUCTS AND SERVICES - 6.5%
Anchor Advanced Products, Inc.,
     11.75%, 2004                           $ 2,250        $ 1,912
Carson, Inc., 10.375%, 2007                   3,250          2,697
Desa International, Inc., 9.875%, 2007        2,750          1,994
Drypers Corp., 10.25%, 2007                   4,000          3,200
Moll Industries, Inc., 10.5%, 2008            3,260          1,304
Revlon Consumer Products Corp.,
    9%, 2006                                  3,000          2,205
Samsonite Corp., 10.75%, 2008                 4,350          3,676
United Industries Corp.,
    9.875%, 2009                              3,050          2,783
                                                      -------------
                                                            19,771
                                                      -------------

CONTAINERS AND PAPER - 11.7%
Gaylord Container Corp.,
     9.875%, 2008                             6,000          5,160
Grupo Industrial Durango, S.A.,
    12.625%, 2003                             4,500          4,477
Indah Kiat Finance Mauritius Ltd.,
    10%, 2007                                 8,000          5,920
Indesco International, Inc.,
     9.75%, 2008                              3,530          1,588
Packaging Corp., 9.625%, 2009                 5,000          5,113
Pindo Deli Finance Mauritius Ltd.,
    10.75%, 2007                              5,300          3,816
Riverwood International Corp.,
    10.625%, 2007                             4,000          4,140
    10.875%, 2008                             2,000          1,960
Tjiwi Kimia Finance Mauritius Ltd.,
    10%, 2004                                 4,950          3,552
                                                      -------------
                                                            35,726
                                                      -------------

ELECTRONICS AND ELECTRICAL EQUIPMENT - 7.2%
Amkor Technology, Inc.,
     9.25%, 2006 (144A security acquired
     May 1999 for $1,493,125)**               1,500          1,485
     10.5%, 2009 (144A security acquired
     May, Sept. & Dec. 1999 for
     $4,378,750)**                            4,400          4,356



The Notes to Financial Statements are an integral part of these statements.

________________________________________________________________________________
CIGNA HIGH INCOME SHARES INVESTMENTS IN SECURITIES December 31, 1999 (Continued)
                                                                               7

                                                            MARKET
                                            PRINCIPAL       VALUE
                                              (000)         (000)
-------------------------------------------------------------------
Dictaphone Corp., 11.75%, 2005             $  4,530       $  3,443
Fairchild Semiconductor Corp.,
    10.125%, 2007                             2,625          2,651
    10.375%, 2007                             2,500          2,550
International Wire Group, Inc.,
    11.75%, 2005,                             2,500          2,581
MCMS, Inc.,
     9.75%, 2008                              3,000          1,500
Viasystems, Inc.,
     9.75%, 2007                              5,000          2,750
     9.75%, 2007, Series B                    1,000            550
                                                      -------------
                                                            21,866
                                                      -------------

ENTERTAINMENT - 12.6%
American Skiing Co., 12%, 2006                5,250          4,725
Booth Creek Ski Holdings, Inc.,
    12.5%, 2007                               4,250          3,060
Boyd Gaming Corp.
     9.5%, 2007                               4,000          3,960
Casino Magic of Louisiana Corp.,
    13%, 2003                                 4,750          5,225
Hollywood Park, Inc., 9.25%, 2007             4,075          4,034
Isle Capri Casinos, Inc., 8.75%, 2009         3,650          3,367
Players International, Inc.,
    10.875%, 2005                             4,775          5,014
Premier Parks, Inc., 9.75%, 2007              3,500          3,518
SFX Entertainment, Inc.,
    9.125%, 2008                              3,000          2,850
    9.125%, 2008, Series B                    3,000          2,820
                                                      -------------
                                                            38,573
                                                      -------------

FINANCIAL - 1.4%
Dollar Financial Group, Inc.,
     10.875%, 2006                            4,150          4,150
                                                      -------------

FOOD AND BEVERAGES - 8.0%
Agrilink Foods, Inc., 11.875%, 2008           4,000          4,020
Compania de Alimentos Fargo,
    13.25%, 2008                              2,750          2,392
Di Giorgio Corp., 10%, 2007                   3,000          2,767
Grupo Azucarero Mexico S.A.,
     11.5%, 2005                              4,690          1,782


                                                         MARKET
                                         PRINCIPAL        VALUE
                                           (000)          (000)
-------------------------------------------------------------------
Imperial Holly Corp., 9.75%, 2007          $  5,000      $   3,650
Mastellone Hermonos S.A.,
     11.75%, 2008                             3,250          2,632
Premier International Foods PLC,
     12%, 2009 (144A security acquired
     Aug. 1999 for $4,500,000)**              4,500          4,478
Stater Brothers Holdings, Inc.,
     10.75%, 2006                             2,600          2,626
                                                      -------------
                                                            24,347
                                                      -------------

HEALTH CARE - 2.8%
Express Scripts, Inc., 9.625%, 2009           3,000          3,045
King Pharmaceutical, Inc.,
     10.75%, 2009                             2,800          2,968
Mediq, Inc., 11%, 2008                        6,500          2,600
                                                      -------------
                                                             8,613
                                                      -------------

INDUSTRIAL - 8.8%
Blount, Inc., 13%, 2009 (144A
     Security acquired Aug. 1999 for
     $5,172,500)**                            5,150          5,433
Bucyrus International, Inc.,
     9.75%, 2007                              5,000          3,750
Foamex Capital Corp., 13.5%, 2005             5,500          5,170
Goss Graphics Systems, Inc.,
     12.25%, 2005                             2,313            740
Grove Worldwide L.L.C.,
     9.25%, 2008                              4,400          1,276
High Voltage Energy Corp.,
    10.5%, 2004                               2,000          1,710
ICF International Inc., 13%, 2003***          5,000          2,500
Neenah Corp.,
    11.125%, 2007, Series B                   2,000          1,850
    11.125%, 2007, Series E (144A
    security acquired Nov. 1998 for
    $1,552,500)**                             1,500          1,388
Outsourcing Services Group, Inc.,
    10.875%, 2006                             3,500          3,115
                                                      -------------
                                                            26,932
                                                      -------------



The Notes to Financial Statements are an integral part of these statements.

________________________________________________________________________________
CIGNA HIGH INCOME SHARES INVESTMENTS IN SECURITIES December 31, 1999 (Continued)
                                                                               8

                                                         MARKET
                                         PRINCIPAL        VALUE
                                           (000)          (000)
-------------------------------------------------------------------
METALS - 2.6%
Doe Run Resource Corp.,
    11.25%, 2005                           $  4,000       $  3,620
Gulf States Steel, Inc., 13.5%, 2003+         3,765            377
Renco Steel Holdings, Inc.,
    10.875%, 2005                             4,500          3,915
                                                      -------------
                                                             7,912
                                                      -------------

MISCELLANEOUS - 8.2% AES Corp.,
     8.5%, 2007                               2,000          1,870
     9.5%, 2009                               1,900          1,917
Allied Waste North America, Inc.,
     10%, 2009 (144A security acquired
     July 1999 for $6,430,080)**              6,500          5,785
Burhmann U.S., Inc., 12.25%, 2009             4,800          4,992
Sullivan Graphics, Inc., 12.75%, 2005         5,500          5,693
United Rentals, Inc.,
     9%, 2009                                 3,750          3,525
     9.25%, 2009                              1,350          1,296
                                                      -------------
                                                            25,078
                                                      -------------

RETAIL - 1.2%
Jo Ann Stores, Inc., 10.375%, 2007            4,000          3,780
                                                      -------------

TECHNOLOGY - 4.2%
Exodus Communications, Inc.,
     11.25%, 2008                             3,800          3,942
Orbital Imaging Corp., 11.625%, 2005          4,250          2,848
PSI Net, Inc., 11%, 2009                      5,850          6,026
                                                      -------------
                                                            12,816
                                                      -------------

TELECOMMUNICATIONS - 20.3%
Alestra S DE R.L., 12.125%, 2006 (144A
     security acquired May 1999 for
     $6,000,000)**                            6,000          6,045
AMSC Acquisition, Inc.,
     12.25%, 2008                             4,325          3,406


                                                         MARKET
                                         PRINCIPAL        VALUE
                                           (000)          (000)
-------------------------------------------------------------------
Caprock Communications Corp.,
     12.%, 2008                            $  2,430       $  2,515
     11.5%, 2009                              1,000          1,025
Energis PLC., 9.75%, 2009                     2,500          2,587
Hyperion Telecommunications, Inc.,
     12.%, 2007                               5,100          5,380
Impsat Corp., 12.125%, 2003                   3,500          3,290
Poland Telecom Finance B.V.,
     14%, 2007                                3,000          2,460
Primus Telecommunications, Inc.,
     11.75%, 2004                             5,250          5,303
RSL Communications PLC.,
     12.25%, 2006                             1,375          1,396
     10.5%,  2008                             4,750          4,536
Talton Holdings, Inc., 11%, 2007              2,800          2,660
Transtel Pass-Thru Trust,
     12.5%, 2007                              4,250          2,316
Versatel Telecom B.V.,
     13.25%, 2008                             6,550          6,976
     11.875%, 2009                            1,000          1,020
Williams Communications, Inc.,
     10.875%, 2009                            6,000          6,278
World Access, Inc., 13.25%, 2008              5,200          4,732
                                                      -------------
                                                            61,925
                                                      -------------
TEXTILES - 2.6%
Cluett American Corp.,
     10.125%, 2008                            5,000          3,550
Delta Mills, Inc., 9.625%, 2007               2,750          1,925
Norton McNaughton, Inc.,
    12.5%, 2005                               3,000          2,550
                                                      -------------
                                                             8,025
                                                      -------------

TRANSPORTATION - 6.0%
American Commercial Lines L.L.C.,
    10.25%, 2008                              4,300          4,128
Atlas Air, Inc., 10.75%, 2005                 5,385          5,493
Avis Rent A Car, Inc., 11%, 2009              4,725          4,949
Kitty Hawk, Inc., 9.95%, 2004                 4,000          3,940
                                                      -------------
                                                            18,510
                                                      -------------




The Notes to Financial Statements are an integral part of these statements.

________________________________________________________________________________
CIGNA HIGH INCOME SHARES INVESTMENTS IN SECURITIES December 31, 1999 (Continued)
                                                                               9

                                                         MARKET
                                         PRINCIPAL        VALUE
                                           (000)          (000)
-------------------------------------------------------------------
WIRELESS COMMUNICATIONS - 11.5%
Centennial Cellular, Inc.,
    10.75%, 2008                           $  4,000       $  4,300
Dobson Communications Corp.,
    11.75%, 2007                              4,400          4,961
Grupo Iusacell S.A., 10%, 2004                2,000          1,915
Metrocall, Inc., 9.75%, 2007                  5,000          3,000
Nextel Communications, Inc.,
     9.75%, 2004                              4,000          4,120
Price Communications Wireless, Inc.,
    11.75%, 2007                              5,500          6,064
Nuevo Grupo Isuacell S.A.,
    14.25%, 2006 (144A security
    acquired Dec. 1999 for
    $3,259,688)**                             3,250          3,364
Winstar Communications, Inc.,
    10%, 2008                                 5,000          4,725
Winstar Equipment Corp.,
    12.5%, 2004                               2,500          2,700
                                                      -------------
                                                            35,149
                                                      -------------
TOTAL BONDS AND NOTES (Cost - $452,576,865)                398,821
                                                      -------------



                                          NUMBER         MARKET
                                         OF SHARES        VALUE
                                           (000)          (000)
-------------------------------------------------------------------
COMMON STOCKS - 0.2%
Goss Graphic Systems Inc., Class B         64           $  129
World Access, Inc.                         16              315
                                                  -------------
TOTAL STOCKS (Cost - $329,280)                             444
                                                  -------------
WARRANTS - 1.2%
American Mobile Satellite Corp.,
     Exp. 2008*                             3              133
Convergent Communications, Inc.,
     Exp. 2008*                            30              514
NS Group, Inc.,  Exp. 2003*                 4               29
Orbital Imaging Corp., Exp. 2005*           4               85
Poland Telecom. Finance B.V.,
     Exp. 2007*                             3              137
Primus Telecommunications, Inc.,
     Exp. 2004*                             4              213
Versatel Telecom B.V., Exp 2008*            7            2,620
Wireless One, Inc., Exp. 2000*             15                -
                                                  -------------
TOTAL WARRANTS (Cost - $355,626)                         3,731
                                                  -------------

TOTAL INVESTMENTS IN SECURITIES - 132.0%
    (Total Cost - $453,261,771)                       402,996
Liabilities, Less Cash and Other Assets - (32.0%)     (97,644)
                                                 -------------
NET ASSETS - 100% (equivalent to $5.92 per
    share based on 51,579,409 shares outstanding)   $ 305,352
                                                 =============

*   Non-income producing securities.
** Indicates restricted security; the aggregate fair value of restricted securities is $38,054,250 (aggregate cost $38,367,643) which is approximately 12% of net assets.
*** Variable rate security. Rate disclosed is as of December  31, 1999.
+    Defaulted securities. (Interest is not being accrued.)




     ---------------------------------------------------------------

     PORTFOLIO COMPOSITION (UNAUDITED)
     December  31, 1999
                                           MARKET         % OF
     QUALITY RATINGS* OF                    VALUE        MARKET
     LONG-TERM BONDS                        (000)         VALUE
     --------------------------------------------------------------
     Ba/BB                                   $52,945         13.2%
     B/B                                     282,964         71.0%
     Below B                                  62,912         15.8%
                                         ------------  ------------
                                            $398,821        100.0%
                                         ============  ============


     *The higher of Moody's or Standard & Poor Ratings.

    ----------------------------------------------------------------



The Notes to Financial Statements are an integral part of these statements.

________________________________________________________________________________
CIGNA HIGH INCOME SHARES                                                      10

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1999

                                          (IN THOUSANDS)
                                          ----------------
ASSETS:
Investments at market value
    (Cost - $453,261,771)                     $ 402,996
Cash on deposit with custodian                        1
Interest receivable                              13,533
Investment for Trustees' deferred
    compensation plan                               274
                                            ------------
      TOTAL ASSETS                              416,804
                                            ------------

LIABILITIES:
Loan payable                                    105,955
Dividend payable January 10, 2000 at
    $0.0775 per share                             3,998
Accrued interest payable                            904
Accrued advisory fees payable                       208
Deferred Trustees' fees payable                     274
Other accrued expenses (including $26,201
    due to affiliate)                               113
                                            ------------
      TOTAL LIABILITIES                         111,452
                                            ------------

NET ASSETS (Equivalent to $5.92 per share
    based on 51,579,409 shares of
    beneficial interest outstanding;
    unlimited number of shares authorized)    $ 305,352
                                            ============
COMPONENTS OF NET ASSETS:
Paid in capital                               $ 401,785
Overdistributed net investment income               (92)
Unrealized depreciation of investments          (50,266)
Accumulated net realized loss                   (46,075)
                                            ------------
NET ASSETS                                    $ 305,352
                                            ============



STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1999

                                             (IN THOUSANDS)
                                          ---------------------
INVESTMENT INCOME
INCOME:
    Interest                                           $52,208
EXPENSES:
    Interest expense                       $7,577
    Investment advisory fees                2,670
    Administrative services                   139
    Custodian fees and expenses               110
    Shareholder reports                        88
    Auditing and legal fees                    61
    Transfer agent fees and expenses           49
    Trustees' fees                             32
    Other                                      74       10,800
                                          --------  -----------
NET INVESTMENT INCOME                                   41,408
                                                    -----------

REALIZED AND UNREALIZED GAIN/LOSS  ON
    INVESTMENTS
    Net realized loss from investments                 (40,375)
    Unrealized appreciation of investments              14,578
                                                    -----------
NET REALIZED AND UNREALIZED LOSS ON
    INVESTMENTS                                        (25,797)
                                                    -----------
NET INCREASE IN NET ASSETS RESULTING
    FROM OPERATIONS                                    $15,611
                                                    ===========



The Notes to Financial Statements are an integral part of these statements.

________________________________________________________________________________
CIGNA HIGH INCOME SHARES                                                      11

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31,

                                        1999              1998
                                   ----------------  ---------------
                                            (IN THOUSANDS)
                                   ---------------------------------
OPERATIONS:
Net investment income                  $    41,408       $   43,808
Net realized gain (loss) from
   investments                             (40,375)           6,022
Unrealized appreciation
(depreciation)
   on investments                           14,578          (81,422)
                                   ----------------  ---------------
Net increase (decrease) in net
   assets from operations                   15,611          (31,592)
                                   ----------------  ---------------

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income ($0.82
   per share and $0.8825 per share,
   respectively)                          (42,033)         (43,630)
                                   ----------------  ---------------
Total distributions to
   shareholders                           (42,033)         (43,630)
                                   ----------------  ---------------

CAPITAL SHARE TRANSACTIONS:
Proceeds from 0 and 12,452,266
   capital shares issued pursuant
   to rights offering (net of
   related expenses of $ 0 and
   $237,401), respectively                    -             98,260

Capital contribution by Adviser              1,615                -
Net increase from 848,146 and
   792,574 capital shares issued
   to shareholders in reinvestment
   of distributions, respectively            5,870            5,995
                                   ----------------  ---------------
Net increase from capital share
   transactions                              7,485          104,255
                                   ----------------  ---------------
NET INCREASE (DECREASE) IN
   NET ASSETS                              (18,937)          29,033

NET ASSETS:
Beginning of period                        324,289          295,256
                                   ----------------  ---------------
End of period (including
   overdistributed and
   underdistributed net
   investment income of $91,275
   and $531,609, respectively)        $    305,352      $   324,289
                                   ================  ===============



STATEMENT OF CASH FLOWS
YEAR ENDED DECEMBER 31, 1999

                                              (IN THOUSANDS)
                                              ---------------

CASH PROVIDED BY FINANCING ACTIVITIES:
Cash provided by borrowing                    $     (10,045)
Capital contribution by Adviser                       1,615
Dividends paid in cash                              (39,268)
                                               --------------
                                                    (47,698)

CASH USED BY OPERATIONS:
Purchases of portfolio securities                  (206,278)
Proceeds from sales of portfolio securities         210,884
                                               --------------

                                                      4,606
                                               --------------

Net Investment Income                                41,408
Net change in receivables/payables
   related to operations                              1,670
                                               --------------
                                                     43,078
                                               --------------
                                                     47,684
                                               --------------
NET DECREASE IN CASH                                    (14)
CASH, BEGINNING OF PERIOD                                15
                                              ---------------
CASH, END OF PERIOD                           $           1
                                               ==============



The Notes to Financial Statements are an integral part of these statements.

________________________________________________________________________________
CIGNA HIGH INCOME SHARES NOTES TO FINANCIAL STATEMENTS                        12



1. SIGNIFICANT ACCOUNTING POLICIES. CIGNA High Income Shares (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund's primary objective is to provide the highest current income attainable consistent with reasonable risk as determined by the Fund's investment adviser, through investment in a professionally managed, diversified portfolio of high yield, high risk fixed-income securities (commonly referred to as "junk bonds"). As a secondary objective, the Fund seeks capital appreciation, but only when consistent with its primary objective. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATION - Debt securities traded in the over-the-counter market, including listed securities whose primary markets are believed to be over-the-counter, are valued on the basis of valuations furnished by brokers trading in the securities or a pricing service, which determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Short-term investments with remaining maturities of up to and including 60 days are valued at amortized cost, which approximates market. Short-term investments that mature in more than 60 days are valued at current market quotations. Other securities and assets of the Fund are appraised at fair value as determined in good faith by, or under the authority of, the Fund's Board of Trustees.

B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis. The Fund does not amortize premiums or discounts for book purposes, except for original issue discounts which are accreted over the life of the respective securities. Securities gains and losses are determined on the basis of identified cost.

C. FEDERAL TAXES - It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and capital gains to its shareholders. Therefore, no federal income or excise taxes on realized income have been accrued.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions are recorded by the Fund on the ex-dividend date. Payments in excess of financial accounting income due to differences between financial and tax accounting, to meet the minimum distribution requirements for tax basis income, are deducted from paid in capital when such differences are determined to be permanent.

E. CASH FLOW INFORMATION - Cash, as used in the Statement of Cash Flows, is the amount reported in the Statement of Assets and Liabilities. The Fund issues its shares, invests in securities, and distributes dividends from net investment income (which are either paid in cash or reinvested at the discretion of shareholders). These activities are reported in the Statement of Changes in Net Assets. Information on cash payments is presented in the Statement of Cash Flows. Accounting practices that do not affect reporting activities on a cash basis include unrealized gain or loss on investment securities and accretion income recognized on investment securities.

2. BANK LOANS. The Fund has a revolving credit agreement with unrelated third party lenders which will generally enable the Fund to

________________________________________________________________________________
CIGNA HIGH INCOME SHARES  NOTES TO FINANCIAL STATEMENTS  (Continued)          13



borrow up to the lesser of (A) $151,300,000 or (B) one-third of the Fund's Eligible Assets. The agreement matures on May 31, 2002. Prior to maturity, principal is repayable in whole or in part at the option of the Fund. In connection with the agreement, the Fund has granted the lenders a first lien on all of its investment securities and cash, which will be enforceable in an amount of up to one-third of the aggregate value of the investment securities and cash of the Fund. Borrowings under this agreement bear interest at a variable rate tied to one of several short-term rates that the Fund may select from time to time or at fixed rates as may be agreed to between the Fund and the lender. The average borrowings outstanding during the year ended December 31, 1999 were $116,588,893 at an average interest rate of approximately 6.50%. As of December 31, 1999, the Fund was paying interest at an average annual rate of 7.24% on its outstanding borrowings.

3. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES. Investment advisory fees were paid or accrued to TimesSquare Capital Management, Inc. ("TimesSquare"), certain officers and directors of which are affiliated with the Fund. Such advisory fees are based on an annual rate of 0.75% of the first $200 million of the Fund's average weekly total asset value and 0.5% thereafter.

The Fund reimburses TimesSquare for a portion of the compensation and related expenses of the Fund's Treasurer and Secretary and certain persons who assist in carrying out the responsibilities of those offices. For the year ended December 31, 1999, the Fund paid or accrued $138,512. On February 24, 1999, the Fund received a capital contribution of $1,615,306 from its Advisor as reimbursement for inaccurate execution of a corporate action.

4. TRUSTEES' FEES. Trustees' fees represent remuneration paid or accrued to Trustees who are not employees of CIGNA Corporation or any of its affiliates. Trustees may elect to defer receipt of all or a portion of their fees, which are invested in mutual fund shares in accordance with a deferred compensation plan.

5. PURCHASES AND SALES OF SECURITIES. Purchases and sales of securities (excluding short-term obligations) for the year ended December 31, 1999 were $207,806,614 and $194,024,203, respectively.

As of December 31, 1999, the cost of securities for federal income tax purposes was $453,503,381. At December 31, 1999, net unrealized depreciation for federal income tax purposes aggregated $50,505,083 of which $8,649,584 related to appreciated securities and $59,154,667 related to depreciated securities.

6. CAPITAL LOSS CARRYOVER. At December 31, 1999, the Fund had a capital loss carryover for federal income tax purposes of $34,135,912 of which $3,704,377, $1,753,142 and $28,678,393 expire in 2000, 2003 and 2007, respectively. On
December 31, 1999, a capital loss carryover in the amount of $35,528,808 expired resulting in a permanent adjustment between additional paid in capital and accumulated net realized loss. Under current tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following year.

7. RIGHTS OFFERING. During the fourth quarter of 1997, the Fund announced a rights offering, whereby each shareholder on the record date received one non-transferable right per common share. The terms of the rights offering allowed shareholders to acquire one common share for each three rights held and over-subscribe for additional shares (subject to availability and allotment). The subscription price per share was the net asset value per share at the close of business on January 23, 1998. The Fund received primary and over-subscription requests totaling 12,452,266 shares from shareholders during the subscription period from December 26, 1997 (the record date) to January 23, 1998 (the expiration date). On the expiration date, the Fund's net asset value per share was $7.91. Net proceeds to the Fund, received in January 1998, were approximately $98 million.

________________________________________________________________________________
CIGNA HIGH INCOME SHARES  NOTES TO FINANCIAL STATEMENTS  (Continued)          14



8. FINANCIAL HIGHLIGHTS. The following table includes data, ratios and supplemental data for a share outstanding throughout each period and other performance information:


------------------------------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED DECEMBER 31,
                                                         1999            1998            1997           1996            1995
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD                     $  6.39         $  7.88         $  7.43        $  7.19         $  6.59
INCOME FROM INVESTMENT OPERATIONS
Net investment income (1)                                   0.81            0.88            0.87           0.85            0.84
Net realized and unrealized gains (losses)                 (0.46)          (1.49)           0.44           0.29            0.60
                                                          -------         -------         -------        -------         -------
TOTAL FROM INVESTMENT OPERATIONS                            0.35           (0.61)           1.31           1.14            1.44
                                                          -------         -------         -------        -------         -------
LESS DISTRIBUTIONS:
Distributions from net investment income                   (0.82)          (0.88)          (0.86)         (0.90)          (0.84)
Distributions in excess of net investment income             -               -               -              -               -
                                                          -------         -------         -------        -------         -------

TOTAL DISTRIBUTIONS                                        (0.82)          (0.88)          (0.86)         (0.90)          (0.84)
                                                          -------         -------         -------        -------         -------
NET ASSET VALUE, END OF PERIOD                           $  5.92         $  6.39         $  7.88        $  7.43         $  7.19
                                                         ========        ========        ========       ========        =======
MARKET VALUE, END OF PERIOD                              $  5.38         $  7.25         $  8.44        $  8.38         $  7.88
                                                         ========        ========        ========       ========        =======
TOTAL INVESTMENT RETURN:
Per share market value                                    (16.18)%         (3.35)%         11.65%         19.25%          26.24%
Per share net asset value (2)                               5.78%          (8.31)%         18.58%         16.70%          22.93%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                $ 305,839       $ 324,289       $ 295,256      $ 273,500       $ 259,773
Ratio of expenses to average net assets
  (includes interest expense)                               3.40%           3.40%           3.28%          3.35%           3.80%
Ratio of net expenses to average net assets
  (excludes interest expense)                               1.02%           0.97%           1.06%          1.07%           1.12%
Ratio of net investment income to average net assets       13.05%          12.05%          11.28%         11.60%          12.03%
Portfolio turnover                                            49%             56%             74%            78%             60%



(1) Net investment income per share has been calculated in accordance with SEC requirements, with the exception that end of year accumulated undistributed/(overdistributed) net investment income has not been adjusted to reflect current year permanent differences between financial and tax accounting.
(2) Total investment return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes distributions were reinvested at net asset value. These percentages do not correspond with the performance of a shareholder's investment in the Fund based on market value since the relationship between the market price of the stock and net asset value varied during each period.

________________________________________________________________________________
CIGNA HIGH INCOME SHARES  NOTES TO FINANCIAL STATEMENTS (Continued)           15


9.  QUARTERLY RESULTS (UNAUDITED).  The following is a summary of quarterly results of operations (in thousands except for per share amounts):


____________________________________________________________________________________________________________________________________
                                                                                  NET REALIZED AND
                                                                               UNREALIZED GAIN (LOSS)         INCR. (DECR.)
                          INVESTMENT INCOME        NET INVESTMENT INCOME           ON INVESTMENTS             IN NET ASSETS
PERIOD ENDED                TOTAL     PER SHARE       TOTAL    PER SHARE         TOTAL     PER SHARE        TOTAL       PER SHARE
____________________________________________________________________________________________________________________________________

March 31, 1997            $ 10,260   $  0.28         $ 7,970     $ 0.21        $  (3,094)  $ (0.08)     $     (830)      (0.07)
June 30, 1997               10,294      0.28           8,000       0.22           11,995      0.32          13,707        0.34
September 30, 1997          10,467      0.28           8,082       0.22            8,588      0.23          10,349        0.25
December 31, 1997           10,704      0.29           8,295       0.22           (1,397)    (0.03)         (1,470)      (0.07)

March 31, 1998              13,024      0.28          10,126       0.22            8,199      0.16         108,909        0.18
June 30, 1998               14,459      0.29          11,110       0.22          (12,703)    (0.25)        (10,327)      (0.23)
September 30, 1998          14,432      0.29          11,120       0.22          (78,316)    (1.55)        (75,967)      (1.54)
December 31, 1998           14,244      0.28          11,324       0.23            7,420      0.15           6,418        0.10

March 31, 1999              13,768      0.27          11,120       0.22           (6,608)    (0.10)         (2,150)      (0.08)
June 30, 1999               13,592      0.27          10,928       0.21           (3,424)    (0.05)         (1,366)      (0.05)
September 30, 1999          12,995      0.25          10,353       0.20          (18,435)    (0.36)        (17,043)      (0.37)
December 31, 1999           11,853      0.23           9,007       0.17            2,670      0.05           1,622        0.03
____________________________________________________________________________________________________________________________________

________________________________________________________________________________
                                                                              16



REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders of CIGNA High Income Shares

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of cash flows and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of CIGNA High Income Shares (the "Fund") at December 31, 1999, the results of its operations and cash flows for the year then ended, the changes in its net assets and the financial highlights for each of the years indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.




PricewaterhouseCoopers LLP
Boston, Massachusetts
February 18, 2000

________________________________________________________________________________
CIGNA HIGH INCOME SHARES                                                      17



1999 TAX INFORMATION (UNAUDITED)

During 1999, the Fund declared ordinary income dividends of $0.82 per share. There were no capital gain distributions. The $0.0775 distribution which was declared in December 1999 (which includes the regular monthly dividend of 6.75 cents and an extra year end amount of 1cent) complied with a provision in the Internal Revenue Code which requires the Fund to satisfy certain distribution requirements for a calendar year. Such distributions must be declared prior to December 31 and paid prior to the following January 31. Please note that the December 1999 distribution is still considered 1999 taxable income, even though received in 2000. Dividends reported to you on Form 1099, whether received as stock or cash, must be included in your federal income tax return and must be reported by the Fund to the Internal Revenue Service.

TIMESSQUARE CAPITAL MANAGEMENT

In January 2000, CIGNA Investments, Inc., the Fund's manager, changed its name to TimesSquare Capital Management, Inc. The new name underscores the critical importance of investment management as a core CIGNA strength.

The TimesSquare Capital Management brand, like its namesake, symbolizes energy and renaissance, and accurately reflects our intention to be at the center of world commerce. It is also an expression of our ability to recognize and take advantage of global economic and market themes that can be integrated across investment disciplines.

AUTOMATIC DIVIDEND AND DISTRIBUTION INVESTMENT PLAN

Shareholders may elect to have all distributions of dividends and capital gains automatically reinvested by State Street Bank and Trust Company (the "Dividend Paying Agent") as plan agent under the Automatic Dividend and Distribution Investment Plan (the "Plan"). Shareholders who do not elect to participate in the Plan will receive all distributions from the Fund in cash paid by check mailed directly to the shareholder by the Dividend Paying Agent. Shareholders may elect to participate in the Plan and to have all distributions of dividends and capital gains automatically reinvested by sending written instructions to the Dividend Paying Agent at the address set forth below.

If the Trustees of the Fund declare a dividend or determine to make a capital gains distribution payable either in shares of the Fund or in cash, as shareholders may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares. If the market price of the shares as of the close of business on the payment date for the dividend or distribution is equal to or exceeds their net asset value as determined as of the close of business on the payment date, participants will be issued shares of the Fund at a value equal to the higher of net asset value or 95% of the market price. If net asset value exceeds the market price of the shares at such time, or if the Fund declares a dividend or other distribution payable only in cash, the Dividend Paying Agent will, as agent for Plan participants, buy shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. If, before the Dividend Paying Agent has completed its purchases, the market price exceeds the net asset value of the shares, the average per share purchase price paid by the Dividend Paying Agent may exceed the net asset value of the shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

Participants in the Plan may withdraw from the Plan upon written notice to the Dividend Paying Agent. When a participant withdraws from the Plan or upon termination of the Plan as provided below, certifi-

________________________________________________________________________________
CIGNA HIGH INCOME SHARES                                                      18



cates for the whole shares credited to his account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account.

The Dividend Paying Agent will maintain all shareholders' accounts in the Plan and will furnish written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant (other than participants whose shares are registered in the name of banks, brokers, nominees or other third parties) will be held by the Dividend Paying Agent in the non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan. At no additional cost, shareholders of the Fund may send to the Dividend Paying Agent for deposit into their Plan account those share certificates in their possession. Shareholders may also send share certificates to the Dividend Paying Agent for the Dividend Paying Agent to hold in a book-entry account outside of the Plan.

Whether or not shareholders participate in the Plan, they may elect by notice to the Dividend Paying Agent to have the Dividend Paying Agent sell their noncertificated book-entry shares. The Dividend Paying Agent will deduct from the sale proceeds $2.50 per transaction plus $0.15 per share and remit the balance of the sales proceeds to the shareholder. The Dividend Paying Agent will sell the noncertificated shares on the first trading day of the week immediately following receipt of written notification by the Dividend Paying Agent.

In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Dividend Paying Agent will administer the Plan on the basis of number of shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who are to participate in the Plan. Investors whose shares are held in the name of banks, brokers or nominees should confirm with such entities that participation in the Plan will be possible, and should be aware that they may be unable to continue to participate in the Plan if their account is transferred to another bank, broker or nominee. Those who do participate in the Plan may subsequently elect not to participate by notifying such entities.

There is no charge to participants for reinvesting dividends or distributions, except for certain brokerage commissions, as described below. The Dividend Paying Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Dividend Paying Agent's open market purchases in connection with the reinvestment of dividends or distributions.

Participants in the Plan should be aware that they will realize capital gains and income for tax purposes upon dividends and distributions although they will not receive any payment of cash.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to the participants in the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Dividend Paying Agent on at least 90 days' written notice to participants in the Plan. All correspondence concerning the Plan including requests for additional information or an application brochure or general inquires about your account should be directed to State Street Bank and Trust Company, Stock Transfer Department, P.O. Box 8200, Boston, MA 02266-8200 or you may call toll-free 1-800-426-5523.

________________________________________________________________________________
CIGNA HIGH INCOME SHARES


TRUSTEES                                                                              OFFICERS
                                           Thomas C. Jones
Hugh R. Beath                              PRESIDENT, CIGNA INVESTMENT                Richard H. Forde
ADVISORY DIRECTOR                          MANAGEMENT AND CHAIRMAN OF THE BOARD,      CHAIRMAN OF THE BOARD
ADMEDIA CORPORATE ADVISORS, INC.           TIMESSQUARE CAPITAL MANAGEMENT, INC.       AND PRESIDENT

Richard H. Forde                           Paul J. McDonald
SENIOR MANAGING DIRECTOR                   SPECIAL ADVISOR TO THE BOARD OF DIRECTORS  Alfred A. Bingham III
TIMESSQUARE CAPITAL MANAGEMENT, INC.       FRIENDLY ICE CREAM CORPORATION             VICE PRESIDENT AND TREASURER

Russell H. Jones
VICE PRESIDENT AND TREASURER                                                          Alan C. Petersen
KAMAN CORPORATION                                                                     VICE PRESIDENT


                                                                                      Jeffrey S. Winer
                                                                                      VICE PRESIDENT AND SECRETARY

________________________________________________________________________________
CIGNA High Income Shares is a closed-end, diversified management investment company that invests primarily in high yield fixed-income securities. The investment adviser is TimesSquare Capital Management, Inc., 900 Cottage Grove Road, Hartford, Connecticut 06152.

[CIGNA TREE LOGO GRAPHIC APPEARS HERE]

CIGNA High Income Shares
100 Front Street                         [CIGNA TREE LOGO GRAPHIC APPEARS HERE]
Suite 300
Worcester, MA 01601



                                                     CIGNA HIGH INCOME SHARES

--------------------
     BULK RATE
    U.S. POSTAGE
       PAID
 SO. HACKENSACK, NJ                                        ANNUAL REPORT
    PERMIT 750
--------------------

                                                          DECEMBER 31, 1999


                      [CIGNA TREE LEAVES GRAPHIC APPEARS IN BACKGROUND OF COVER]